Except for the historical information contained in this presentation, certain matters discussed herein contain forward-looking statements within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended. Although we believe that, in making any such statements, our expectations are based on reasonable assumptions, any such statements may be influenced by factors that could cause actual outcomes and results to be materially different from those projected. When used in this presentation, the words “anticipates”, “believes”, “expects”, “intends”, and similar expressions as they relate to Reliance Bancshares, Inc. or its management are intended to identify such forward-looking statements. The forward-looking statements are subject to numerous risks and uncertainties. Our actual results, performance or achievement could differ materially from those expressed in, or implied by, these forward-looking statements. Accordingly, we can give no assurances that any of the events anticipated by the forward-looking statements will transpire or occur or, if any of them do so, what impact they will have on our results. We expressly decline any obligation to publicly revise any forward- looking statement that have been made to reflect the occurrence of events after the date hereof. Forward-Looking Statements

Fourteenth Annual Meeting of Shareholders December 18, 2012

Allan D. Ivie, IV President, Chief Executive Officer

Fourteenth Annual Meeting of Shareholders December 18, 2012

Board of Directors Robert M. Cox, Jr. Emerson Electric Company Richard M. Demko Demko Consulting Allan D. Ivie, IV President, CEO Lawrence P. Keeley Keeley Construction Co. Barry D. Koenemann United Construction Ent. Co. Gary R. Parker Center Oil Company Scott A. Sachtleben The Desco Group James E. SanFilippo Private Investor

Fourteenth Annual Meeting of Shareholders December 18, 2012

2011 – 2012 Financial Overview

Financial Data – Balance Sheet Reliance Bancshares ($000) 2009 2010 2011 2012 (9 mos.) Loans $1,140,219 $970,289 $720,576 $588,158 Investments 284,120 241,600 222,207 276,414 Total Assets 1,536,708 1,296,025 1,046,826 993,716 Deposits 1,266,060 1,080,159 886,886 843,276 Total Liabilities 1,387,038 1,191,779 977,184 926,530 Equity $149,669 $104,247 $69,642 $67,186

Financial Data – Income Statement Net Income ($000) 2009 2010 2011 2012 (9 mos.) Reliance Bank ($21,224) ($31,619) ($29,729) ($131) Reliance Bank, FSB (7,402) (14,812) (2,867) 181 Bancshares (731) (2,097) (1,402) (600) Consolidated Net Income (29,357) (48,528) (33,998) (550)

2012 Key Initiatives Returning the Bank to Profitability

Returning the Bank to Profitability 1. Eliminate Problem Assets

Decline in Non-Performing Assets $203 $82

Returning the Bank to Profitability 1. Eliminate Problem Assets 2. Strengthen the Balance Sheet

Reduced Concentration in Commercial Real Estate Loans

Deposit Mix 40% 50%

Growth in New Deposits 12 mos. 2010 12 mos. 2011 11 mos. 2012

Major Improvements Implemented 2011 - 2012  New Core Banking System  New Small Business Lending Platform  New Consumer Lending Platform  New Online Banking and Mobile Banking  New Website and Social Media Strategy

Returning the Bank to Profitability 1. Eliminate Problem Assets 2. Strengthen the Balance Sheet 3. Raise New Capital

Returning the Bank to Profitability 1. Eliminate Problem Assets 2. Strengthen the Balance Sheet 3. Raise New Capital 4. Continue Cost Cutting Programs

Reduction in Overhead Expense (000 Omitted) 2009 2010 2011 2011 (9 mos.) 2012 (9 mos.) % Loan Loss Provision $53,450 $41,492 $23,790 $17,060 $3,888 77.2% ORE Expense 6,163 13,148 12,923 8,410 5,570 33.8% Salaries & Benefits 13,868 13,602 13,238 10,219 8,395 17.8% Other Op. Exp. 14,015 $12,991 $14,902 $10,520 $9,095 13.5% Total Non-Interest Expense $34,046 $39,741 $41,063 $29,149 $23,060 20.9%

Headcount Reduction H e ad c o u n t

Reduction in Overhead Expense (000 Omitted) 2009 2010 2011 2011 (9 mos.) 2012 (9 mos.) % Loan Loss Provision $53,450 $41,492 $23,790 $17,060 $3,888 77.2% ORE Expense 6,163 13,148 12,923 8,410 5,570 33.8% Salaries & Benefits 13,868 13,602 13,238 10,219 8,395 17.8% Other Op. Exp. 14,015 $12,991 $14,902 $10,520 $9,095 13.5% Total Non-Interest Expense $34,046 $39,741 $41,063 $29,149 $23,060 20.9%

Returning the Bank to Profitability 1. Eliminate Problem Assets 2. Strengthen the Balance Sheet 3. Raise New Capital 4. Continue Cost Cutting Programs 5. Focus on Core Market

Fourteenth Annual Meeting of Shareholders December 18, 2012

Thomas H. Brouster, Sr. Brouster and Associates

Non Accrual Loans

Non Accrual Loans 0 20 40 60 80 100 120 140 160 Mi ll io n s $ Non Accrual Loans 77% Decline

Decline in Non-Performing Assets $203 $82

Decline in Non-Performing Assets $203 $82 49% Decline

Watch List Loans

Watch List Loans 66% Decline

Drop in Net Charge-Offs

Drop in Net Charge-Offs 65%

Texas Ratio 80.0% 110.0% 140.0% 4Q 2010 1Q 2011 2Q 2011 3Q 2011 4Q 2011 1Q 2012 2Q 2012 3Q 2012 Combined Reliance Bank and Reliance, FSB 150.6% 82.5%

Fourteenth Annual Meeting of Shareholders December 18, 2012